SCHEDULE I
                        CERTIFICATE OF AUTHORIZED PERSONS

                   (The Fund - Oral and Written Instructions)


          The undersigned hereby certifies that he/she is the duly elected and acting Treasurer of each fund listed on Exhibit A (the "Fund"), and further certifies that the following officers or employees of the Fund have been duly authorized in conformity with the Fund's Articles of Incorporation/Declaration of Trust and By-Laws to deliver Certificates and Oral Instructions to The Bank of New York ("Custodian") pursuant to the Custody Agreement between the Fund and Custodian dated April 26, 2001, and that the signatures appearing opposite their names are true and correct:




                               Senior Vice President,
   Alfred Cherry               Research Director                              /s/Alfred Cherry
---------------------------    --------------------------------------------   -------------------------
   Name                        Title                                          Signature



   Seth Frimere                Vice President, Trading                        /s/Seth Frimere
---------------------------    --------------------------------------------   -------------------------
   Name                        Title                                          Signature



   Sean Perrotta               Trader                                         /s/Sean Perrotta
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature



   Loha Raphael                Junior Credit Analyst, Credit & Research       /s/Loha Raphael
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature



                               Vice President, Senior Vice President,
   Robert Rickard              Trading                                        /s/Robert Rickard
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature


                               Vice President
   Brian Sison                 Credit & Research                              /s/Brian Sison
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature



   Brian Vermeulen             Trader                                         /s/Brian Vermeulen
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature



   Edward Adrio                Senior Equity Trader                           /s/Edward Adrion*
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature



   Sandra Arcaro               Senior Vice President, Administration          /s/Sandra Arcaro*
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature



   Keith Delmar                Senior Portfolio Administrator                 /s/Keith Delmar*
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature



   Michael Miller              Fixed Income Administrator                     /s/Michael Miller*
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature



   Carter Perry                Portfolio Administrator                        /s/Carter Perry*
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature



   Jason R. Scheibel           Co-Manager, Portfolio Administrator            /s/Jason R. Scheibel*
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature



   Christine Thoma             Settlement's Administrator                     /s/Christine Thoma*
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature


   Bora Yu                     Fixed Income Administrator                     /s/Bora Yu*
---------------------------    --------------------------------------------   --------------------------
   Name                        Title                                          Signature



* These are the only individuals authorized to deliver Certificates and Oral Instructions to The Bank of New York for Delafield Fund, Inc.


        This certificate supersedes any certificate of Authorized Persons you may currently have on file.



                                              By:/s/Anthony Pace
                                                  -------------------
                                                    Anthony Pace
                                                    Title: Treasurer


                                              Date: 11/1/07